FORM 8-K
---> CORRECTION of TYPOs





THURSDAY.............................
February 18th 2021

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934









Date of report (Date of earliest event report:






THURSDAY.................................. February 18th 2021
---> CORRECTION of TYPOs










Access-Power, & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069





IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)

Access-Power & Co., Inc.
PO BOX 598
Grand Haven, MI  49417




Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

ACCR has entered into a non-dilutive DEAL to sell majority stake in the Company to a Chinese Marijuana/Hemp Company. Our superstar lawyer Steve Mills introduced the Company to this DEAL. Steve may be reached at https://www.stevemillslaw.com for referrals. We are awaiting on signatures for this DEAL in principle so that our Shareholders and market makers will be satisfied.

ACCR is SOLD!!!

ACCR is awaiting on merger documents so that all parties can sign the agreement. My attorney has advised not to file this 8k document. PATRICK always does business a certain way with full disclosure. PATRICK must report this DEAL to the upside. There are NO SIGNATURE AT THIS TIME.

ACCR and our new partner "giggled at the ACCR share structure" ...during deal talks on Tuesday. ACCR added a $50,000 cash option. ACCR will pay for the PCAOB/CPA audit. There are no further details on the deal.
When it is signed...we will release our last 8k, and hand over these SEC login codes to the new owner.

ACCR is awaiting on a PCAOB/CPA estimate to audit all of our books.

ACCR will disclose any changes to our accounting reports at a later date!

ITEM 8.01 Other Matters

Dear Shareholders of ACCR and Commissioners of the SEC,

ACCR Monthly Update Feb 2021

Mr. "ROBERT" from China, our AWESOME lawyer Steve Mills, and
PATRICK agreed to a Marijuana/Hemp China DEAL on Tuesday
February 16th, 2021. We had a 30 minute phone call, and all agreed to this DEAL.

Valuation of our share structure was discussed.

ACCR is non dilutive US Company, a magical SHELL too. We are waiting on the merger documents to be signed. PATRICK will hand over 150,050,000 or 50.01% of the VOTE in ACCR. After the deal, the structure will remain the same.

All of our application documents are into OTC Markets.  The Company
is working with OTC Markets now.   The process to apply for an upgrade at
OTC Markets CURRENT INFO tier. This is a long process and must go through proper due dilligence.

ACCR Share Structure
AS 300,000,000 shares
OS 300,000,000 shares
PATRICK 186,984,379 shares all RESTRICTED
(from this amount, I will cancel 150,050,000 shares and re-issue them after a FORM 10 is re-filed)
FLOAT 98,374,146 shares

https://www.otcmarkets.com/stock/ACCR/security

Patrick will hand over 150,050,000 of HIS restricted shares to the new Chinese Marijuana/Hemp Company of sizable proportions.

I will NOT sign a bad DEAL for my dear Shareholders. NO WAY!

PATRICK will remain a Director of ACCR to oversee this process.

https://www.youtube.com/watch?v=gkqfpkTTy2w

GO ACCR!!!

Patrick J Jensen
Director of ACCR
Thursday...................... February 18th 2020


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.




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